SELIGMAN MUNICIPAL SERIES TRUST

                           INSTRUMENT OF ESTABLISHMENT
                                 AND DESIGNATION
                       (Pursuant to Section 6.9(j) of the
                              Declaration of Trust)

                                  May 24, 1999


     The undersigned, being at least a majority of the Trustees of Seligman Municipal Series Trust (the "Trust"), established pursuant to a Declaration of Trust dated July 25, 1984 and amended thereafter from time to time (the "Declaration") do hereby establish an additional class of Shares of Beneficial Interest of each of the Seligman California Municipal High-Yield Series of Shares of the Trust ("California High-Yield Series"), Seligman California Municipal Quality Series of Shares of the Trust ("California Quality Series"), Seligman Florida Municipal Series of Shares of the Trust ("Florida Series"), and Seligman North Carolina Municipal Series of Shares of the Trust ("North Carolina Series") as follows:

I.   California High-Yield Class C Shares.

     (a) The additional class of Shares of the California High-Yield Series is to be designated "Class C Shares of the Seligman California Municipal High-Yield Series of Shares" (for purposes of this instrument such shares being referred to as the "California High-Yield Class C Shares").

     (b) The California High-Yield Class C Shares are to enjoy all of the rights and preferences of a Class of Shares of the Trust as are contemplated by the Declaration, and otherwise to be entitled to all of the rights and privileges of Shares of the California High-Yield Series.

     (c) The authorized number of California High-Yield Class C Shares shall be unlimited.

     (d) All shares of the California High-Yield Series that are currently issued and outstanding shall continue to be designated "Class A Shares of the Seligman California Municipal High-Yield Series of Shares" (for purposes of this instrument such Shares being referred to as the "California High-Yield Class A Shares") or Class D Shares of the Seligman California Municipal High-Yield Series of Shares" (for purposes of this instrument such Shares being referred to as the "California High-Yield Class D Shares").

     (e) The assets belonging to each of the California High-Yield Class A Shares, California High-Yield Class C Shares and California High-Yield Class D Shares shall be charged with the liabilities of the California High-Yield Series in respect of such Class, and all expenses, costs, charges, and reserves attributable to a Class. Any general liabilities, expenses, costs, charges or reserves of California High-Yield Series that are not readily identifiable as belonging to any Class in particular shall be allocated and charged by the Trustees to the Classes in such manner and on such basis as the Trustees in their sole discretion may deem fair and equitable.

     (f) Upon liquidation or termination of the California High-Yield Series, Shareholders of a Class shall be entitled to a pro rata share of the net assets of the California High-Yield Series attributable to such Class.

     (g) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the California High-Yield Series, as may be determined by the Trustees and disclosed in the then current prospectus of California High-Yield Series, shares of a particular Class may be automatically converted into shares of another Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law. The Trustees, in their sole discretion, may suspend any conversion rights if such opinion is no longer available.

     (h) California High-Yield Class C Shares shall vote together with all other Shares of the California High-Yield Series from time to time outstanding, except that the Trustees may provide that any Class of Shares shall vote separately as a Class, or together with one or more other Class of Shares including any future Class as to any matter when
          (i) required by law, rule or exemptive order, (ii) they determine that such matter affects only the interest of Shares of such Class or Classes or affects the interests of Shares of such Class or Classes in a manner different from that of the other Class or Classes or (iii) they otherwise determine that to do so is necessary or desirable and in the best interests of the Shareholders of such Class or Classes under the circumstances.

     (i) The net asset value of each Class of Shares of the California High-Yield Series shall be determined on such days and at such time or times as the Trustees shall determine. The method of determination of the net asset value of a Class shall be determined by the Trustees and shall be as set forth in the Prospectus.

     (j) The Trustees may from time to time distribute ratably among the shareholders of a Class of Shares of the California High-Yield Series such proportionate share of the net profits, surplus (including paid-in surplus), capital or assets held by the Trustees and attributable to such Class as they may deem proper.

II.  California Quality Class C Shares.

     (a) The additional class of Shares of the California Quality Series is to be designated "Class C Shares of the Seligman California Municipal Quality Series of Shares"

          (for purposes of this instrument such shares being referred to as the "California Quality Class C Shares").

     (b) The California Quality Class C Shares are to enjoy all of the rights and preferences of a Class of Shares of the Trust as are contemplated by the Declaration, and otherwise to be entitled to all of the rights and privileges of Shares of the California Quality Series.

     (c) The authorized number of California Quality Class C Shares shall be unlimited.

     (d) All shares of the California Quality Series that are currently issued and outstanding shall continue to be designated "Class A Shares of the Seligman California Municipal Quality Series of Shares" (for purposes of this instrument such Shares being referred to as the "California Quality Class A Shares") or "Class D Shares of the Seligman California Municipal Quality Series of Shares" (for purposes of this instrument such Shares being referred to as the "California Quality Class D Shares").

     (e) The assets belonging to each of the California Quality Class A Shares, California Quality Class C Shares and California Quality Class D Shares shall be charged with the liabilities of the California Quality Series in respect of such Class, and all expenses, costs, charges, and reserves attributable to a Class. Any general liabilities, expenses, costs, charges or reserves of California Quality Series that are not readily identifiable as belonging to any Class in particular shall be allocated and charged by the Trustees to the Classes in such manner and on such basis as the Trustees in their sole discretion may deem fair and equitable.

     (f) Upon liquidation or termination of the California Quality Series, Shareholders of a Class shall be entitled to a pro rata share of the net assets of the California Quality Series attributable to such Class.

     (g) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the California Quality Series, as may be determined by the Trustees and disclosed in the then current prospectus of California Quality Series, shares of a particular Class may be automatically converted into shares of another Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law. The Trustees, in their sole discretion, may suspend any conversion rights if such opinion is no longer available.

     (h) California Quality Class C Shares shall vote together with all other Shares of the California Quality Series from time to time outstanding, except that the Trustees may provide that any Class of Shares shall vote separately as a Class, or together with one or more other Class of Shares including any future Class as to any matter when (i) required by law, rule or exemptive order, (ii) they determine that such matter affects only the interest of Shares of such Class or Classes or affects the interests of Shares of such Class or Classes in a manner different from that of the other Class or Classes or (iii) they otherwise determine that to do so is necessary or desirable and in the best interests of the Shareholders of such Class or Classes under the circumstances.

     (i) The net asset value of each Class of Shares of the California Quality Series shall be determined on such days and at such time or times as the Trustees shall determine. The method of determination of the net asset value of a Class shall be determined by the Trustees and shall be as set forth in the Prospectus.

     (j) The Trustees may from time to time distribute ratably among the shareholders of a Class of Shares of the California Quality Series such proportionate share of the net profits, surplus (including paid-in surplus), capital or assets held by the Trustees and attributable to such Class as they may deem proper.

III. Florida Class C Shares.

     (a) The additional class of Shares of the Florida Series is to be designated "Class C Shares of the Seligman Florida Municipal Series of Shares" (for purposes of this instrument such shares being referred to as the "Florida Class C Shares").

     (b) The Florida Class C Shares are to enjoy all of the rights and preferences of a Class of Shares of the Trust as are contemplated by the Declaration, and otherwise to be entitled to all of the rights and privileges of Shares of the Florida Series.

     (c)  The authorized number of Florida Class C Shares shall be unlimited.

     (d) All shares of the Florida Series that are currently issued and outstanding shall continue to be designated "Class A Shares of the Seligman Florida Municipal Series of Shares" (for purposes of this instrument such Shares being referred to as the "Florida Class A Shares") or Class D Shares of the Seligman Florida Municipal Series of Shares" (for purposes of this instrument such Shares being referred to as the "Florida Class D Shares").

     (e) The assets belonging to each of the Florida Class A Shares, Florida Class C Shares and Florida Class D Shares shall be charged with the liabilities of the Florida Series in respect of such Class, and all expenses, costs, charges, and reserves attributable to a Class. Any general liabilities, expenses, costs, charges or reserves of Florida Series that are not readily identifiable as belonging to any Class in particular shall be allocated and charged by the Trustees to the Classes in such manner and on such basis as the Trustees in their sole discretion may deem fair and equitable.

     (f) Upon liquidation or termination of the Florida Series, Shareholders of a Class shall be entitled to a pro rata share of the net assets of the Florida Series attributable to such Class.

     (g) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Florida Series, as may be determined by the Trustees and disclosed in the then current prospectus of Florida Series, shares of a particular Class may be automatically converted into shares of another Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law. The Trustees, in their sole discretion, may suspend any conversion rights if such opinion is no longer available.

     (h) Florida Class C Shares shall vote together with all other Shares of the Florida Series from time to time outstanding, except that the Trustees may provide that any Class of Shares shall vote separately as a Class, or together with one or more other Class of Shares including any future Class as to any matter when (i) required by law, rule or exemptive order, (ii) they determine that such matter affects only the interest of Shares of such Class or Classes or affects the interests of Shares of such Class or Classes in a manner different from that of the other Class or Classes or (iii) they otherwise determine that to do so is necessary or desirable and in the best interests of the Shareholders of such Class or Classes under the circumstances.

     (i) The net asset value of each Class of Shares of the Florida Series shall be determined on such days and at such time or times as the Trustees shall determine. The method of determination of the net asset value of a Class shall be determined by the Trustees and shall be as set forth in the Prospectus.

     (j) The Trustees may from time to time distribute ratably among the shareholders of a Class of Shares of the Florida Series such proportionate share of the net profits, surplus (including paid-in surplus), capital or assets held by the Trustees and attributable to such Class as they may deem proper.


IV.  North Carolina Class C Shares.

     (a) The additional class of Shares of the North Carolina Series is to be designated "Class C Shares of the Seligman North Carolina Municipal Series of Shares" (for purposes of this instrument such shares being referred to as the "North Carolina Class C Shares").

     (b) The North Carolina Class C Shares are to enjoy all of the rights and preferences of a Class of Shares of the Trust as are contemplated by the Declaration, and otherwise to be entitled to all of the rights and privileges of Shares of the North Carolina Series.

     (c) The authorized number of North Carolina Class C Shares shall be unlimited.

     (d) All shares of the North Carolina Series that are currently issued and outstanding shall continue to be designated "Class A Shares of the Seligman North Carolina Municipal Series of Shares" (for purposes of this instrument such Shares being referred to as the "North Carolina Class A Shares") or Class D Shares of the Seligman North Carolina Municipal Series of Shares" (for purposes of this instrument such Shares being referred to as the "North Carolina Class D Shares").

     (e) The assets belonging to each of the North Carolina Class A Shares, North Carolina Class C Shares and North Carolina Class D Shares shall be charged with the liabilities of the North Carolina Series in respect of such Class, and all expenses, costs, charges, and reserves attributable to a Class. Any general liabilities, expenses, costs, charges or reserves of North Carolina Series that are not readily identifiable as belonging to any Class in particular shall be allocated and charged by the Trustees to the Classes in such manner and on such basis as the Trustees in their sole discretion may deem fair and equitable.

     (f)  Upon   liquidation  or  termination  of  the  North  Carolina  Series,
          Shareholders of a Class shall be entitled to a pro rata share of the net assets of the North Carolina Series attributable to such Class.

     (g) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the North Carolina Series, as may be determined by the Trustees and disclosed in the then current prospectus of North Carolina Series, shares of a particular Class may be automatically converted into shares of another Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law. The Trustees, in their sole discretion, may suspend any conversion rights if such opinion is no longer available.

     (h) North Carolina Class C Shares shall vote together with all other Shares of the North Carolina Series from time to time outstanding, except that the Trustees may provide that any Class of Shares shall vote separately as a Class, or together with one or more other Class of Shares including any future Class as to any matter when (i) required by law, rule or exemptive order, (ii) they determine that such matter affects only the interest of Shares of such Class or Classes or affects the interests of Shares of such Class or Classes in a manner different from that of the other Class or Classes or (iii) they otherwise determine that to do so is necessary or desirable and in the best interests of the Shareholders of such Class or Classes under the circumstances.

     (i) The net asset value of each Class of Shares of the North Carolina Series shall be determined on such days and at such time or times as the Trustees shall determine. The method of determination of the net asset value of a Class shall be determined by the Trustees and shall be as set forth in the Prospectus.

     (j) The Trustees may from time to time distribute ratably among the shareholders of a Class of Shares of the North Carolina Series such proportionate share of the net profits, surplus (including paid-in surplus), capital or assets held by the Trustees and attributable to such Class as they may deem proper.

     This instrument shall be effective upon its execution by the majority of Trustees referred to above and shall have the status of, and shall be, an amendment to the Declaration.

     Capitalized terms not defined herein shall have the meanings attributed to them in the Declaration.

     IN WITNESS WHEREOF, each of the undersigned Trustees has set his/her signature as of the date first above written.



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